UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2019

TOUGHBUILT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38739	46-0820877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25371 Commercentre Drive, Suite 200

Lake Forest, CA

(Address of principal executive offices)

92630

(Zip code)

(949) 528-3100

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X] Emerging growth company

[  ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock	TBLT	NASDAQ CAPITAL MARKET
Series A Warrants	TBLTW	NASDAQ CAPITAL MARKET

ITEM 3.01 Notification of Failure to Satisfy a Continued Listing Rule or Standard - Remediated

On December 27, 2019, ToughBuilt Industries, Inc. (the “Company”) received notification from the Listing Qualifications Department of the Nasdaq Stock Market indicating (i) that the Company has met the minimum stockholders equity requirement set forth in Listing Rule 5550(b)(1) and (ii) that the Company has been granted an additional 180-day grace period to regain compliance with the minimum $1.00 bid price per share requirement of Nasdaq’s Marketplace Rule 5550(a)(2).

Nasdaq has determined that the Company complies with Listing Rule 5550(b)(1), which requires a stockholders’ equity of $2.5 million. However, the Staff notes that if the Company fails to evidence compliance upon filing its next periodic report (its Annual Report on Form 10-K for the year ended December 31, 2019), it may be subject to delisting. The Company reported a stockholder’s equity of $5.7 million as of December 23, 2019 ($3.2 million in excess of the $2.5 million requirement as of December 31, 2019), in its Current Report on Form 8-K filed with the SEC on that date.

With regard to the compliance with the minimum $1.00 bid price per share requirement, the additional compliance period ends on June 22, 2020. In accordance with the rule, the Company was eligible for the additional compliance period because it meets the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the bid price requirement. The Company provided a written response outlining its compliance with the above, as well as notice of its intention to cure the deficiency during the second compliance period. The Company can regain compliance by maintaining a minimum closing bid price of $1.00 per share for a minimum of ten consecutive business days. The Nasdaq letter has no immediate effect on the listing or trading of the Company’s common stock and the common stock will continue to trade on The Nasdaq Capital Market under the symbol “TBLT.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUGHBUILT INDUSTRIES, INC.

Date: January 3, 2020	By:	/s/ Jolie Kahn
	Name:	Jolie Kahn
	Title:	Chief Financial Officer